UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 7, 2004

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       0-32383                 23-3070336
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


     c/o Pegasus Communications Management Company
                  225 City Line Avenue
               Bala Cynwyd, Pennsylvania                         19004
        (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing
                Rule or Standard; Transfer of Listing.

            We previously reported that we had received a notice from the staff of The Nasdaq Stock Market, Inc. concerning the possible delisting of our Class A common stock. On October 27, 2004, we reported that we had received an October 26, 2004 decision of the Nasdaq Listing Qualifications Panel (the "Panel") granting us an extension until November 30, 2004 to file an amended Form 10-Q for the period ended June 30, 2004 (the "Second Quarter Form 10-Q") with financial statements that have been fully reviewed by our independent auditors in accordance with Statement on Auditing Standards No. 100, "Interim Financial Information" ("SAS 100"), as well as any necessary accounting restatements for prior periods. The decision further granted an extension until November 20, 2004 to file the Form 10-Q for the period ended September 30, 2004 (the "Third Quarter Form 10-Q").

            We also previously reported that on November 30, 2004, we requested that the Panel grant us a further extension until December 17, 2004 to file the Second Quarter Form 10-Q and any necessary restatements for prior periods and until December 24, 2004 to file the Third Quarter Form 10-Q. On December 7, 2004, the Panel notified us that it had decided to grant our November 30, 2004 request and that the Company's Class A common stock would continue to be listed on the Nasdaq National Market through December 17, 2004. If the Company files on or before December 17, 2004 its Second Quarter Form 10-Q with financial statements that have been fully reviewed by its independent accountants in accordance with SAS 100 and any related statements, the extension would be further extended through December 24, 2004 to permit the Company to file its Third Quarter Form 10-Q.

            A copy of the press release relating to this matter is attached as
Exhibit 99.1 and incorporated by reference.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

         Not applicable.

(b) Pro Forma Financial Information.

         Not applicable.

(c) Exhibits.

Exhibit
Number             Description of Exhibit
------             ----------------------
99.1               Press release issued by the registrant on December 7, 2004.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PEGASUS COMMUNICATIONS CORPORATION


                                  By     /s/ Scott A. Blank
                                     ------------------------------
                                       Scott A. Blank,
                                       Senior Vice President


Date:  December 13, 2004



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


                                  EXHIBIT INDEX


Exhibit
Number             Description of Exhibit
------             ----------------------
99.1               Press release issued by the registrant on December 7, 2004.